EXHIBIT 10.18

                         CLIENT SUBORDINATION AGREEMENT
                            (DEBT EVIDENCED BY NOTES)

                                                         Dated: February 9, 2004

To:     MILBERG FACTORS, INC.
        99 PARK AVENUE
        NEW YORK, NY 10016


Gentlemen:

         The Singing Machine Company, Inc. (hereinafter designated as "Client") is now indebted to the undersigned in the respective sum(s) set opposite the signature(s) of the undersigned below. The undersigned represent(s) that said indebtedness has not heretofore been assigned to or, other than with respect to LaSalle Business Credit, LLC, subordinated in favor of any other person, firm or corporation and that the undersigned hold(s) no security therefor.

         To induce you to enter into or to refrain at this time from terminating a certain factoring agreement bearing the effective date of February 9, 2004 with Client and/or to continue under your present arrangement with Client and/or to make loans and advances and/or to grant financial accommodation or credit otherwise to Client at any time (including the extension or renewal, in whole or in part, of any antecedent or other debt) upon such terms and for such amounts as may be mutually agreeable to you and Client, the undersigned hereby agree(s), except as otherwise specifically provided in the following paragraph, to make subject and subordinate and do(es) hereby make subject and subordinate the payment of the aforementioned indebtedness and any and all other present or future indebtedness of Client to the undersigned together with any and all interest accrued or to accrue thereon (all hereinafter referred to as "secondary obligations") to the payment of any and all debts, obligations and liabilities of Client to you, whether absolute or contingent, due or to become due, now existing or hereafter arising and whether direct or acquired by you by transfer, assignment or otherwise (all hereinafter referred to as "primary obligations"), and, except as otherwise specifically provided in the following paragraph, the undersigned agree(s) not to ask, demand, or sue for, or take or receive payment of or security for all or any part of said secondary obligations until and unless all and every part of said primary obligations shall have been fully paid and discharged.

          Notwithstanding anything herein to the contrary:

                  (a) you hereby acknowledge and agree that certain of the secondary obligations are set forth in certain convertible securities (the "Convertible Instruments") and as such, in order for the holder of the Convertible Instruments to enforce Client's obligations under the terms of the Convertible Instruments and realize its benefit of the bargain with Client, this instrument does not prohibit, restrict or limit the undersigned's right to receive shares of Client's common stock upon conversion or exercise of the Convertible Instruments pursuant to the terms of the Convertible Instruments, to seek specific performance therefor to cause Client to satisfy its obligations under the Convertible Instruments (to the extent permitted hereby and subject to the limitations herein), to receive payments of interest under the Convertible Instruments pursuant to the terms of the Convertible Instruments, or to receive payment of liquidated damages ("Liquidated Damages") pursuant to the terms of the Convertible Instruments or the transaction documents entered into in connection therewith, provided that (i) no cash payments shall be made in any calendar year other than (x) interest payments in an amount not to exceed 8.5% of the principal amount of the Convertible Instruments held by the undersigned and (y) Liquidated Damages payments in an amount not to exceed 3.75% of the principal amount of the Convertible Instruments held by the undersigned on February 9, 2004 and (ii) no payment shall be made after the undersigned is notified that Client is in default of its obligations under the primary obligations or that the payment of such amounts would result in a default under the primary obligations or Client failing to meet its financial requirements under the primary obligations; and

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                  (b)      in the event that the undersigned gives written
                           notice to you on or after February 20, 2006, that the secondary obligations have not been satisfied in whole or in part, then on or after the later of (i) the date six months after you receive such written notice and (ii) December 31 of the year in which such notice is given, the undersigned may ask, demand or sue for the secondary obligations, it being understood, however, that if you shall have demanded payment in full of the primary obligations, then until the primary obligations have been paid in full in cash, the undersigned shall not accept any payment on account of the secondary obligations (other than debt or equity securities of the Client, the payment of which is subordinated in right of payment, at least to the extent provided in this instrument with respect to the secondary obligations, to the prior payment in full of the primary obligations ("Reorganization Securities")).

         Upon any distribution of any assets of Client (other than Reorganization Securities), whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, you shall be entitled to receive payment in full of said primary obligations prior to the payment of all or any part of said secondary obligations. If the undersigned shall fail to file a proper claim or proof of debt in any such proceeding in the form required in any such proceeding at least 30 days prior to the last day fixed by statute, court rule or court order, then you or any person whom you may designate are hereby irrevocably appointed attorney in fact for the undersigned with full power to act in the place and stead of the undersigned to make, present and file such claim or proof of debt on account of all or any part of said secondary obligations as you may deem advisable. In addition, if the undersigned fails to endorse, assign or pay over to you any items of payment received by the undersigned on account of the secondary obligations, which are required by the terms hereof to be endorsed, assigned or paid over to you, the undersigned hereby irrevocably makes, constitutes and appoints you (and all persons designated by you for that purpose) as the undersigned's true and lawful attorney and agent-in-fact, to make such endorsement or assignment or to pay over such amounts in the undersigned's name. The undersigned will execute and deliver to you such instruments as may be required by you to effectuate the aforesaid powers of attorney.

         While this instrument remains in effect the undersigned will not transfer or assign any right, claim or interest of any kind or otherwise grant any security interest in or to all or any part of said secondary obligations unless (i) you are given prior written notice thereof and (ii) the transferee, assignee or secured party agrees in writing to be bound by the terms of this instrument and such writing is delivered to you. You may at any time, in your discretion, renew or extend the time of payment of all or any of said primary obligations or waive or release any collateral which may be held therefor, and you may enter into such agreements with Client as you may deem desirable without notice to or further assent from the undersigned and without in any way affecting your rights hereunder.

         The within instrument is and shall be deemed to be a continuing subordination and shall be and remain in full force and effect until you have irrevocably received payment in full in cash of all of the primary obligations, the factoring agreement has terminated, and you have ceased making loans and advances and granting financial accommodations and credit to Client. The words "you" and "your" as used herein shall mean and include and this instrument shall apply in favor of and be severally enforceable by each addressee hereinabove named and/or any concern which is or may at any time be its parent or subsidiary.

         THIS INSTRUMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, without regard to conflict of laws principles thereof. To induce you to accept this instrument, the undersigned irrevocably agrees that, subject to your sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY, CITY AND STATE OF NEW YORK. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID COUNTY, CITY AND STATE. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE UNDERSIGNED BY YOU IN ACCORDANCE WITH THIS PARAGRAPH. THE UNDERSIGNED HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS INSTRUMENT.

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                           SIGNATURE OF SUBORDINATORS

       Name and Address                                Amount of Indebtedness



By
  ---------------------------------
  Name:
  Title:

To:   Milberg Factors, Inc.
      99 Park Avenue
      New York, NY 10016

         This 9th day of January, 2004, the undersigned Client hereby acknowledges notice of the within and foregoing subordination and agrees to be bound by all the terms, provisions and conditions thereof. The amount of secondary obligations stated therein is hereby acknowledged to be due and owing as of the date hereof. The undersigned Client further agrees, without your written consent thereto first procured, not to repay all or any part of said secondary obligations or to issue any note or other instrument evidencing the same. The undersigned Client further agrees to notify the holder of the secondary obligations named above promptly upon payment in full of the primary obligations and promptly upon receiving notice of the existence of an event of default under the primary obligations.

                                       THE SINGING MACHINE COMPANY, INC.

                                       By:
                                          --------------------------------------
                                          Yi Ping Chan, Interim CEO & COO